EXHIBIT 10.1


                         ADVANCED TISSUE SCIENCES, INC.
                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of September 19, 2000, by and among Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), and the State of Wisconsin Investment Board ("Purchaser").

1.   AUTHORIZATION OF SALE OF THE SHARES

     Subject to the terms and conditions of this Agreement, the Company has authorized the sale of 3,494,365 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

2.   AGREEMENT TO SELL AND PURCHASE THE SHARES

     2.1     PURCHASE AND SALE

     Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as defined below) the Shares.

     2.2     PURCHASE PRICE

     Based upon the purchase price of $5.7235 per share (the "Per Share Price"), the purchase price for the Shares shall be $20,000,000 (the "Purchase Price").

     The Company will not, for ninety (90) days after the Closing Date (as defined below) without adjusting the Per Share Price hereunder accordingly, sell in an original issuance (i) shares of Common Stock at a price per share of less than $5.7235, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of Common Stock ("Convertible Securities") at a conversion or exercise price per share less than $5.7235; except for shares of Common Stock issued pursuant to (a) stock options, (b) purchases by the Company of outstanding existing stock options, and (c) warrants, preferred stock and any other convertible securities. In the event that, except as provided herein, the Company shall in an original issuance, during the period ending ninety (90) days after the Closing Date, sell any shares of Common Stock or any instruments that can be converted into or otherwise exchanged for Common Stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than $5.7235 per share, the Company shall within ten (10) business days of the Subsequent Sale pay to the Purchaser, at the Company's option, in either cash or additional shares of Common Stock, an amount equal to the number of Shares times the difference between $5.7235 and the Subsequent Purchase Price. If the Company elects to pay in Common Stock, the Common Stock shall be valued at the price at which the Company sold any such shares (or the exercise price for such shares in the event of the issuance of Convertible Securities) of Common Stock in the specific transaction that triggered this paragraph of Section 2.2 hereof.


                                       1.


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3.   DELIVERY OF THE SHARES AT THE CLOSING

     (a) The completion of the purchase and sale of the Shares (the "Closing") shall occur at the offices of Brobeck, Phleger & Harrison LLP, counsel to the Company, at 12390 El Camino Real, San Diego, California 92130 at 10:00 a.m. pacific standard time on September 20, 2000 or such other date and time as the parties may mutually agree (the "Closing Date").

     (b) Upon payment of the Purchase Price in full in immediately available funds by or on behalf of the Purchaser to the Company by wire transfer to an account specified by the Company to the Purchaser prior to the Closing Date, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to the Purchaser on or before the Closing Date one or more stock certificates registered in the name of such Purchaser, representing the number of Shares set forth in Section 1 above and bearing the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY OT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

Prior to the Purchaser's delivery of payment for the Shares, the Company will deliver via facsimile a copy of the certificates to be delivered on or before the Closing Date to the office of the Purchaser (at the fax number indicated on the signature pages attached hereto).

     (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

             (i) receipt by the Company of same-day funds in the full amount of the Purchase Price for the Shares being purchased under this Agreement; and

             (ii) the representations and warranties made by the Purchaser in this Agreement shall be accurate in all material respects and the undertakings of the Purchaser shall have been fulfilled in all material respects on or before the Closing Date.

     (d) The Purchaser's obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by the Purchaser with respect to such Purchaser's obligation:


                                       2.

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             (i)    the representations and warranties made by the Company in
this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing Date;

             (ii) the Company shall have delivered to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchaser, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

             (iii) the Company shall have delivered to Purchaser a legal opinion in substantially the form attached hereto as Exhibit A.
                                                     ---------

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to the Purchaser as follows (which representations and warranties shall be deemed to apply, where appropriate, to each subsidiary of the Company):

     4.1     ORGANIZATION AND QUALIFICATION

     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business as of the date hereof of the Company.

     4.2     CAPITALIZATION

     (a) The authorized capital stock of the Company consists of 125,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

     (b) As of September 12, 2000, the issued and outstanding capital stock of the Company consists of 59,869,298 shares of Common Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

     (c) The Company has reserved 5,232,603 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's stock


                                       3.

option plans and no shares of Common Stock for purchase under the Company's employee stock purchase plan.

     (d) The Company has reserved 1,964,640 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock.

     With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

     4.3     ISSUANCE, SALE AND DELIVERY OF THE SHARES

     (a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

     (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

     (c) Subject to the accuracy of the Purchaser's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

     4.4 NO BROKER. The Company has not employed any broker or finder and has not incurred and will not incur any broker's finder's or similar fees, commissions or expenses payable by the Company in connection with the transactions contemplated by this Agreement.

     4.5     FINANCIAL STATEMENTS

     The financial statements included (as exhibits or otherwise) in the Company Documents (as defined in Section 4.25) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.


                                       4.

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     4.6     NO MATERIAL CHANGE

     Since September 14, 2000 to the Closing Date,

     (a) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, or business of the Company, whether or not arising in the ordinary course of business;

     (b) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

     (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     The Company has no material contingent obligations.

     4.7     ENVIRONMENTAL

     Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, or business as of the date hereof of the Company,

     (a) to the knowledge of the Company, the Company is in compliance with all applicable Environmental Laws (as defined below);

     (b) to the knowledge of the Company, the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals; and

     (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company.

     For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any material judicial or administrative interpretation thereof, including any material judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

     4.8     NO DEFAULTS

     The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust,


                                       5.

note, lease, sublease, voting agreement, voting trust, or other material instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

     4.9     LABOR MATTERS

     No labor dispute with the employees of the Company exists or, to the best knowledge of the Company, is imminent which could reasonably be expected to have a material adverse effect on the business of the Company.

     4.10    NO ACTIONS

     There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings, or business as of the date hereof of the Company, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     4.11    INTELLECTUAL PROPERTY

     To the knowledge of the Company, the Company has the patent and intellectual property rights necessary to conduct its business as it is now being conducted. No claim has been made against the Company regarding its alleged infringement of the intellectual property or patent rights of others that would be expected to have a materially adverse effect against the Company.

     4.12    PERMITS

     To the Company's knowledge, the Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business as of the date hereof of the Company.

     4.13    DUE EXECUTION, DELIVERY AND PERFORMANCE

     (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors and contracting


                                       6.

parties' rights generally, (ii) except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) except as the indemnification agreements in Section 7 hereof may be legally unenforceable.

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and (i) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, and (ii) will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company, nor (iii) will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable material statute, law, rule, regulation, ordinance, decision, directive or order, in each case (i), (ii) or (iii), which individually or in the aggregate would have a material adverse effect on the condition, properties or business as of the date hereof of the Company, taken as a whole.

     4.14    PROPERTIES

     The Company has good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. To the Company's knowledge, the properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

     4.15    COMPLIANCE

     The Company has conducted and is conducting its business in compliance with all applicable material Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, or business as of the date hereof of the Company.

     4.16    USE OF PROCEEDS; INVESTMENT COMPANY

     The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes. The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in the proceeding sentence will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                                       7.

     4.17    PRIOR OFFERINGS

     To the Company's knowledge, all offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

     4.18    TAXES

     The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in material default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

     4.19    OTHER GOVERNMENTAL PROCEEDINGS

     To the Company's knowledge, there are no rulemaking or similar proceedings before any Federal, state, local or foreign government bodies that involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a material adverse change in or effect on the condition, financial or otherwise, or in the earnings, assets or business as of the date hereof of the Company.

     4.20    TRANSFER TAXES

     On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid by such Closing Date in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all material laws imposing such taxes will be or will have been fully complied with.

     4.21    INSURANCE

     The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.22    GOVERNMENTAL CONSENTS

     Except as set forth in Section 7 hereof, no registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.


                                       8.

     4.23    SECURITIES AND EXCHANGE COMMISSION FILINGS

     The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act.")

     4.24 LISTED SECURITIES. By the Closing Date, the Shares will be listed with the Nasdaq National Market System ("Nasdaq"). Nothing is this Section shall be interpreted to preclude the Company from listing the Shares on a national securities exchange in lieu of the Nasdaq National Market.

     4.25    ADDITIONAL INFORMATION

     The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing Date, is or will be true and correct in all material respects as of their respective filing dates:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

     (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2000 and June 30, 2000;

     (c) the Company's Proxy Statement for its 2000 Annual Meeting of Shareholders; and

     (d) all other documents, if any, filed by the Company with the Commission since June 30, 2000 pursuant to the reporting requirements of the Securities Exchange Act.

     4.26    CONTRACTS

     Neither the Company nor, to the knowledge of the Company, any other party is in material breach of or default under any such contracts described in the Company Documents or incorporated by reference therein, except for contracts which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company.

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

     5.1     REPRESENTATIONS AND WARRANTIES

     Purchaser represents, warrants and covenants to the Company as follows:

     (a) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Purchaser is required for the execution of this Agreement or the Purchase of Shares by the Purchaser.


                                       9.

     (b) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

     (c) Purchaser has taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

     (d)     The Purchaser is acquiring the number of Shares set forth in
Section 1 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in
Section 7 of this Agreement.

     (e) The Purchaser is an institutional investor otherwise exempt from the reporting requirement of the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (and the regulations thereunder) with respect to the transaction hereunder;

     (f) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

     (g) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.1 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

     (h) The Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 1 above, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.

     (i) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed and returned the Investor Questionnaire previously provided by the Company.

     5.2     RESALES OF SHARES

     (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such


                                      10.

Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate

             (i)    in the form of Appendix III to this Agreement;

             (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

             (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

     (b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, additionally suspend the use of the Prospectus for up to forty-five (45) days in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, including without limitation pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

     (c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.

     5.3     DUE EXECUTION, DELIVERY AND PERFORMANCE

     (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any


                                      11.


contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive for a period of two (2) years following the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7.   FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT; COVENANTS

     7.1     FORM D FILING; REGISTRATION OF SHARES

             7.1.1  REGISTRATION STATEMENT; EXPENSES

     Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement as further described in Section 5.2 hereof, the Company shall use its reasonable best efforts to:

     (a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

     (b) as soon as practicable after the Closing Date, but in no event later than the 15th day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form S-1) relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

     (c) subject to receipt of necessary information from the Purchaser, cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 120 days after the Closing Date;

     (d) notify Purchaser promptly upon the Registration Statement being declared effective by the Commission;

     (e) prepare and file with the Commission such amendments and supple-ments to the Registration Statement and the Prospectus (as defined in Section
7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser without registration or without regard to any


                                      12.

volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (iii) such time as all of the Shares have been sold pursuant to a registration statement, or Rule 144 under the Securities Act or any other rule of similar effect;

     (f) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

     (g) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

     (h) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that
(a) the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; (b) the Company shall not be subjected to general taxation in any state; and (c) the Company shall not be required to make any change in its Certificate of Incorporation or Bylaws, which the Company's Board of Directors determines to be contrary to the best interests of the Company and its stockholders.

     (i)     bear all expenses in connection with the procedures in paragraphs
(a) through (e) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including fees and expenses (whether external or internal) of up to $15,000 of the Purchaser, but not including any fees and expenses of any other advisers to the Purchaser or brokerage fees and commissions incurred by the Purchaser.

             7.1.2  DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT

     In the event that the Registration Statement is not declared effective by 120 days after the Closing Date, the Company shall pay to the Purchaser liquidated damages in an amount equal to 0.25% of the Purchase Price of the Shares purchased by such Purchaser pursuant to this Agreement for each complete seven-day period after the date that is 120 days after the Closing Date that the Registration Statement is not declared effective.

     7.2     TRANSFER OF SHARES AFTER REGISTRATION

     The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.


                                      13.

     7.3     INDEMNIFICATION

     For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

             7.3.1  INDEMNIFICATION BY THE COMPANY

     The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7 of this Agreement respecting resale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.


                                      14.

             7.3.2  INDEMNIFICATION BY THE PURCHASER

     The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses (or actions in respect thereof) to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7 of this Agreement respecting the sale of the Shares, or (ii) any misrepresentation or breach of any representation or warranty given or made by such Purchaser in this Agreement, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein or such untrue statement or alleged untrue statement or omission or alleged omission was delivered to a subsequent purchaser in a Prospectus which was corrected and delivered to the Purchaser before the pertinent sale or sales by the Purchaser; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

             7.3.3  INDEMNIFICATION PROCEDURE

     (a)     Promptly after receipt by an indemnified party under this Section
7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 7.3 to the extent it is not prejudiced as a result of such failure.

     (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the


                                      15.

indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action
                   --------  -------
include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

             (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action); or

             (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

             7.3.4  CONTRIBUTION

     If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

     (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock, or

     (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.


                                      16.

     The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7.4     TERMINATION OF CONDITIONS AND OBLIGATIONS

     The restrictions imposed by transferability of the Shares shall cease and terminate as to any particular number of the Shares at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     7.5     RULE 144 INFORMATION

     For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).


                                      17.

8.   NOTICES

     All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

     (a)     if to the Company, to:

             Advanced Tissue Sciences, Inc.
             10933 North Torrey Pines Road
             La Jolla, California 92037
             Attn:  General Counsel
             Facsimile:  (858)_____________

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

     (b) if to the Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

9.   MODIFICATION; AMENDMENT

     This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

10.  EXPENSES

     Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

11.  HEADINGS

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.  SEVERABILITY

     If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.


                                      18.

13.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of California and the federal law of the United States of America without regard to conflict of laws principles.

14.  NO CONFLICTS OF INTEREST

     The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the State of Wisconsin Investment Board has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.

15.  COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.


                                      19.

     IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                         ADVANCED TISSUE SCIENCES, INC.

                                         By: __________________________________
                                             Name: Arthur J. Benvenuto
                                             Its:  Chairman and Chief
                                                    Executive Officer



                                         STATE OF WISCONSIN INVESTMENT BOARD

                                         By:___________________________________

                                         Name:_________________________________


                                         Title:________________________________


                                         Address:

                                         121 E. Wilson Street
                                         Madison, WI 53702
                                         Facsimile:____________________________







                            SHARE PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                                   _____, 2000

State of Wisconsin Investment Board
121 East Wilson Street
Madison, WI  53702


Ladies and Gentlemen:

     We have acted as counsel for Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of _____ shares of its Common Stock (the "Shares") pursuant to the Advanced Tissue Sciences, Inc. Stock Purchase Agreement dated [____________, 2000] (the "Stock Purchase Agreement") between the Company and you. This opinion letter is being rendered to you pursuant to Section 3(d)(iii) of the Stock Purchase Agreement in connection with the Closing of the sale of the Shares. Capitalized terms not otherwise defined in this opinion letter have the meanings given them in the Stock Purchase Agreement.

     In connection with the opinions expressed herein, we have examined originals or copies identified to our satisfaction as being true copies, of the following:

     (i) The Amended and Restated Certificate of Incorporation of the Company, including all amendments thereto, as in effect on the date hereof (the "Restated Certificate");

     (ii) The Restated By-laws of the Company, including all amendments thereto, as in effect on the date hereof (the "Bylaws");

     (iii) The resolutions of the Board of Directors of the Company adopted by written consent and effective as of [_____________] and other evidence of applicable actions by the Board authorizing the execution and delivery of the Stock Purchase Agreement, the issuance and sale of the Shares sold by the Company and other actions with regard thereto;

     (iv) The Certificate of Status of the Company certified by the Secretary of State of the State of California on [_____________] (the "California Certificate");

     (v) The Certificate of Good Standing of the Company certified by the Secretary of State of the State of Delaware on [______________] (the "Delaware Certificate");

     (vi) The Stock Purchase Agreement;

     (vii) A specimen certificate for the shares of Common Stock; and

     (viii) Such other records, certificates, documents and instruments, certified or otherwise identified to our satisfaction, as we have considered necessary or appropriate for the purposes of this opinion.


                                       1.

     As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Stock Purchase Agreement and upon certificates and statements of government officials and of officers of the Company. In addition, we have obtained from public officials and from officers and other representatives of the Company such other certificates and assurances as we consider necessary for purposes of this opinion. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

     In rendering this opinion letter we have also assumed: (A) that the Stock Purchase Agreement has been duly and validly executed and delivered by you, that you have the power to enter into and perform all your obligation thereunder, and that the Stock Purchase Agreement constitutes a valid, legal, binding and enforceable obligation upon you; (B) that the representations and warranties made in the Stock Purchase Agreement by you are true and correct; (C) that any wire transfers, drafts or checks tendered by you will be honored; and (D) that you have received all documents you were to receive under the Stock Purchase Agreement.

     In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Stock Purchase Agreement that would modify or interpret the terms of the Stock Purchase Agreement or the respective rights or obligations of the parties thereunder.

     As used in this opinion letter, the expression "we are not aware" or the phrase "to our knowledge," or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm principally responsible for handling current matters for the Company (and not including any constructive or imputed notice of any information), and after an examination of documents referred to herein and after inquiries of certain officers of the Company, no facts have been disclosed to us that have caused us to conclude that the opinions expressed are factually incorrect; but beyond that we have made no factual investigation for the purposes of rendering this opinion letter. Specifically, but without limitation, we have not searched the dockets of any courts and we have made no inquiries of securities holders or employees of the Company, other than such officers.

     This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal law of the United States and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained. We have not examined the question of what law would govern the interpretation or enforcement of the Stock Purchase Agreement, and our opinion with regard to the validity, binding nature and enforceability of the Stock Purchase Agreement is based upon the assumption that the internal laws of the State of California would govern the provisions thereof. Furthermore, we advise you that we are not acting here as experts on, and we do not express any opinion on any applicable laws, rules or regulations relating to, (i) patents, copyrights,


                                       2.

trademarks and other proprietary rights and licenses or (ii) the United States Food and Drug Administration or health care reimbursement.

     For purposes of the matters addressed in paragraph 1 below relating to the valid existence and good standing of the Company under the laws of Delaware, we have relied solely upon the Delaware Certificate. For purposes of the matters addressed in paragraph 1 below relating to the due qualification of the Company in California, we have relied solely upon our review of the California Certificate.

     Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below and except as set forth in the Stock Purchase Agreement or the Schedule of Exceptions thereto, we are of the opinion that as of the date hereof:

             (1) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and to conduct its business as, to our knowledge, it is presently conducted. The Company is qualified to do business as a foreign corporation in the State of California.

             (2) The Company has the requisite corporate power and authority to execute, deliver and perform the Stock Purchase Agreement. The Stock Purchase Agreement has been duly and validly authorized by the Company, duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by you against the Company in accordance with its terms.

             (3) The Shares to be purchased at Closing have been duly authorized and, upon purchase at the Closing pursuant to the terms of the Stock Purchase Agreement, will be validly issued, nonassessable, fully paid and free of any preemptive rights arising under the Restated Certificate or the Delaware General Corporation Law.

             (4) We are not aware that there is any action, proceeding or governmental investigation pending, or overtly threatened in writing, against the Company which questions the validity of the Stock Purchase Agreement or the right of the Company to enter into the Stock Purchase Agreement.

             (5) The offer and sale of the Shares by the Company to you is exempt from the registration requirements of the Securities Act of 1933, as amended, subject to timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

             (6) The Company's execution and delivery of, and its performance and compliance as of the date hereof with the terms of, the Stock Purchase Agreement do not violate any provision of the Company's Restated Certificate or Bylaws.

             (7) Other than (i) the filing of a Form D pursuant to the Securities and Exchange Commission Regulation D, and (ii) the filing of a Form D with the Securities Commissioners of the states of California and Wisconsin, all consents, approvals, permits, orders or authorizations of, and all qualifications by and registrations with, any federal, Delaware


                                       3.

corporate or California state governmental authority on the part of the Company required in connection with the execution and delivery of the Stock Purchase Agreement and consummation at the Closing of the transactions contemplated by the Stock Purchase Agreement have been obtained.

     Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

     (A) The legality, validity, binding nature and enforceability of the Company's obligations under the Stock Purchase Agreement may be subject to or limited by (1) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (2) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (3) without limiting the generality of the foregoing, (a) principles requiring the consideration of the impracticability or impossibility of performance of the Company's obligations at the time of the attempted enforcement of such obligations, and (b) the effect of court decisions and statutes which indicate that provisions of the Stock Purchase Agreement which permit you to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for your protection.

     (B) We express no opinion as to the Company's or this transaction's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations or the Exon-Florio Amendment.

     (C) We express no opinion concerning the past, present or future fair market value of any securities.

     (D) We express no opinion as to the enforceability under certain circumstances of any provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts, or where indemnification or contribution is contrary to public policy or prohibited by law. In this regard, we advise you that in the opinion of the Securities and Exchange Commission, indemnification of directors, officers and controlling persons of an issuer against liabilities arising under the Securities Act of 1933, as amended, is against public policy and is therefore unenforceable.

     (E) We express no opinion as to the enforceability under certain circumstances of any provisions prohibiting waivers of any terms of the Stock Purchase Agreement other than in writing, or prohibiting oral modifications thereof or modification by course of dealing. In addition, our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

     (F) We express no opinion as to the effect of any applicable state law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the


                                       4.

application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

     (G) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

     (H) Our opinion in paragraph 7 above is limited to laws and regulations normally applicable to transactions of the type contemplated in the Stock Purchase Agreement and do not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of or compliance with any land use, environmental or similar law, any state or federal antitrust law (including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) or any local law. Further, we express no opinion as to the effect of or compliance with any state or federal laws or regulations applicable to the transactions contemplated by the Stock Purchase Agreement because of the nature of your business.

     (I) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the Closing may include purchasers that do not meet the definition of "accredited investors" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws.

     (J) We express no opinion as to:

                    (1) The enforceability under certain circumstances of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law;

                    (2) The enforceability under certain circumstances of provisions to the effect that rights or remedies may be exercised without notice, that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy, that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that election of a particular remedy or remedies does not preclude recourse to one or more remedies;

                    (3) Any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or
      --------------
pertaining to the Stock Purchase Agreement;

                    (4) Section 13 of the Stock Purchase Agreement to the extent that it purport to exclude conflict of law principles; and

                    (5) The effect of any state law, federal law or equitable principles which limit the amount of attorneys' fees that can be recovered under certain circumstances.

     This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Stock Purchase Agreement and may not be delivered to, quoted or relied


                                       5.

upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.


                                           Very truly yours,


                                           BROBECK, PHLEGER & HARRISON LLP



                                       6.

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS






                                       7.

                                   APPENDIX I

                         ADVANCED TISSUE SCIENCES, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     ________________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above: __________________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:

     ________________________________

     ________________________________

     ________________________________

     ________________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     _______________________________


                                       1.

                                   APPENDIX II

                         ADVANCED TISSUE SCIENCES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

     __________________________________________________

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

     __________________________________________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

     _____ Yes         _____ No

     If yes, please indicate the nature of any such relationships below:

     __________________________________________________

     __________________________________________________

     __________________________________________________

     __________________________________________________

4. Does the plan of distribution in the draft form of Registration Statement provided to you reflect your current plan of distribution?

     _____ Yes         _____ No

     If no, please attach a copy of your current plan of distribution.


                                       1.

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, an officer of, or other person duly authorized by

_______________________________________________________________________________
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number 333-________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

PRINT OR TYPE:

Name of Purchaser (Individual or Institution):

_______________________________________________________________________________

Name of Individual representing Purchaser (if an Institution)

_______________________________________________________________________________

Title of Individual representing Purchaser (if an Institution):

_______________________________________________________________________________


SIGNATURE:

Individual Purchaser or Individual representing Purchaser:

_______________________________________________________________________________




                                       1.